Exhibit 4.2

SHIRE ACQUISITIONS INVESTMENTS IRELAND

DESIGNATED ACTIVITY COMPANY

as Issuer

SHIRE PLC

as Guarantor

AND

DEUTSCHE BANK TRUST COMPANY AMERICAS

as Trustee

_________________

FIRST SUPPLEMENTAL INDENTURE

Dated as of September 23, 2016

to the

INDENTURE

Dated as of September 23, 2016

_________________

TABLE OF CONTENTS

EXHIBIT A	Form of 1.900% Senior Notes due 2019	A-1

EXHIBIT B	Form of 2.400% Senior Notes due 2021	B-1

EXHIBIT C	Form of 2.875% Senior Notes due 2023	C-1

EXHIBIT D	Form of 3.200% Senior Notes due 2026	D-1

THIS FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of September 23, 2016, is among SHIRE ACQUISITIONS INVESTMENTS IRELAND DAC, an Irish designated activity company (the “Company”), as Issuer, SHIRE PLC, a Jersey public limited company and parent of the Company (“Shire”), as Guarantor, and DEUTSCHE BANK TRUST COMPANY AMERICAS (the “Trustee”), as Trustee.

R E C I T A L S

WHEREAS, the Company has concurrently herewith executed and delivered to the Trustee an Indenture, dated as of September 23, 2016, among the Company, Shire and the Trustee (the “Base Indenture” and, as supplemented by this Supplemental Indenture, the “Indenture”), providing for the issuance from time to time of series of Securities of the Company;

WHEREAS, Section 10.01(c) of the Base Indenture provides for the Company, Shire and the Trustee to enter into an indenture supplemental to the Base Indenture to establish the forms or terms of Securities of any series as permitted by Section 2.01 and Section 2.02 of the Base Indenture;

WHEREAS, pursuant to Section 2.02 of the Base Indenture, the Company wishes to provide for the issuance of four new series of Securities to be known as its 1.900% Senior Notes due 2019 (the “2019 Notes”), its 2.400% Senior Notes due 2021 (the “2021 Notes”), its 2.875% Senior Notes due 2023 (the “2023 Notes”) and its 3.200% Senior Notes due 2026 (the “2026 Notes” and, together with the 2019 Notes, the 2021 Notes and the 2023 Notes, the “Notes”), the forms and terms of such Notes and the terms, provisions and conditions thereof to be set forth as provided in this Supplemental Indenture; and

WHEREAS, the Company has requested that the Trustee and Shire execute and deliver this Supplemental Indenture, and all requirements necessary to make this Supplemental Indenture a valid, binding and enforceable instrument in accordance with its terms, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid, binding and enforceable obligations of the Company, have been done and performed, and the execution and delivery of this Supplemental Indenture has been duly authorized in all respects;

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Article 1
Definitions

Section 1.01. Relation to Base Indenture. This Supplemental Indenture constitutes an integral part of the Base Indenture.

Section 1.02. Definition of Terms. For all purposes of this Supplemental Indenture:

(a)       Capitalized terms used herein without definition shall have the meanings set forth in the Base Indenture;

(b)       a term defined anywhere in this Supplemental Indenture has the same meaning throughout;

(c)       the singular includes the plural and vice versa;

(d)       headings are for convenience of reference only and do not affect interpretation;

(e)       the following terms have the meanings given to them in this Section 1.02(e):

“2019 Interest Payment Date” shall have the meaning set forth in Section 2.05(b).

“2019 Record Date” shall have the meaning set forth in Section 2.05(b).

“2021 Interest Payment Date” shall have the meaning set forth in Section 2.05(c).

“2021 Record Date” shall have the meaning set forth in Section 2.05(c).

“2023 Interest Payment Date” shall have the meaning set forth in Section 2.05(d).

“2023 Record Date” shall have the meaning set forth in Section 2.05(d).

“2026 Interest Payment Date” shall have the meaning set forth in Section 2.05(e).

“2026 Record Date” shall have the meaning set forth in Section 2.05(e).

“Additional Amounts” shall have the meaning specified in Section 8.01.

“Baxalta” shall mean Baxalta Incorporated, a Delaware corporation and, as of the date of this Supplemental Indenture, a wholly-owned subsidiary of Shire.

“Business Day” shall mean, unless otherwise specified, any calendar day that is not a Saturday, Sunday or a day on which commercial banking institutions are not required to be open for business in the City of New York, New York.

“Capital Markets Indebtedness” shall mean any indebtedness for borrowed money in the form of, or represented by, bonds (obligations), debentures, notes or other securities that, at the time of its issuance, is being, is capable of being, or is intended to be, quoted, listed or ordinarily traded on any stock exchange or other securities market.

“Change of Control” shall mean the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than Shire or one of its subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Voting Stock of Shire or other Voting Stock into which the Voting Stock of Shire is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares, (2)

the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation) of all or substantially all of the assets of Shire and its subsidiaries (including us), taken as a whole, to another “Person” (as that term is defined in the Base Indenture), other than Shire or one of its subsidiaries, or (3) the adoption of a plan relating to Shire’s liquidation or dissolution. Notwithstanding the foregoing, a transaction, including a scheme of arrangement or analogous proceeding, will not be deemed to be a Change of Control if (1) Shire becomes a direct or indirect wholly-owned subsidiary of a corporation, limited liability company or similar entity (a “Holding Company”) and (2)(A) the direct or indirect holders of the Voting Stock of such Holding Company immediately following that transaction are substantially the same as the holders of Shire’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a Holding Company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such Holding Company.

“Change of Control Offer” shall have the meaning set forth in Section 9.01.

“Change of Control Payment” shall have the meaning set forth in Section 9.01.

“Change of Control Payment Date” shall have the meaning set forth in Section 9.01.

“Change of Control Triggering Event” shall mean the occurrence of both a Change of Control and a Rating Event.

“Comparable Treasury Issue” shall mean the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the applicable series of Notes to be redeemed (assuming for this purpose, that the series of Notes to be redeemed matures on the applicable Par Call date of such Notes) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.

“Comparable Treasury Price” shall mean, as determined by the Independent Investment Banker, with respect to any Redemption Date, (a) the average of the Reference Treasury Dealer Quotations for such Redemption Date for the applicable series of Notes to be redeemed, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Consolidated Tangible Assets” shall mean, as of the date of determination, total assets (excluding those classified as goodwill and intangible assets) of Shire and its subsidiaries as of the most recent consolidated balance sheet available as of that date, as reported under U.S. generally accepted accounting principles.

“Credit Facility” shall mean (1) the Revolving Credit Facilities Agreement, (2) the November 2015 Term Facilities Agreement and (3) any credit facility of Shire and/or the Company that provides for Shire and/or the Company to borrow money on a term or revolving basis from lenders in the international, or any relevant domestic, syndicated loan market (together, the “Credit Facilities”).

“DTC” shall have the meaning set forth in Section 2.04(a).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Global Notes” shall have the meaning set forth in Section 2.04(a).

“Independent Investment Banker” shall mean one of the Reference Treasury Dealers appointed by the Company.

“Interest Payment Date” shall mean a 2019 Interest Payment Date, a 2021 Interest Payment Date, a 2023 Interest Payment Date or a 2026 Interest Payment Date, as the case may be.

“Interest Period” shall have the meaning set forth in Section 2.05(a).

“Investment Grade Rating” shall mean a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies.

“Maturity Date” shall have the meaning set forth in Section 2.02.

“Moody’s” shall mean Moody’s Investors Service, Inc.

“Noteholder,” “holder of Notes,” or other similar terms, shall mean any person in whose name at the time a particular Note is registered on the books of the Company kept for that purpose in accordance with the terms hereof.

“November 2015 Term Facilities Agreement” shall mean the $5.6 billion Term Facilities Agreement, dated as of November 2, 2015, among Shire, as original borrower and original guarantor, Morgan Stanley Bank International Limited and Deutsche Bank AG, London Branch, as mandated lead arrangers and bookrunners, the financial institutions party thereto and Deutsche Bank AG, London Branch, as agent, as amended, supplemented or otherwise modified from time to time pursuant to the terms thereof.

“Optional Redemption Price” shall mean, with respect to any redemption of Notes, the applicable redemption price for such Notes set forth in Section 3.01.

“Original Issue Discount Note” shall mean any Note which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01 of the Base Indenture.

“Par Call Date” means (a) in the case of the 2021 Notes, August 23, 2021 (the date that is one month prior to the Maturity Date of the 2021 Notes), (b) in the case of the 2023 Notes, July 23, 2023 (the date that is two months prior to the Maturity Date of the 2023 Notes) and (c)

in the case of the 2026 Notes, June 23, 2026 (the date that is three months prior to the Maturity Date of the 2026 Notes).

“Paying Agent” means any Person authorized by the Company or Shire to pay the principal of or any premium or interest on, or any Additional Amounts with respect to, any Notes on behalf of the Company.

“Principal Facility” shall mean any manufacturing plant, warehouse, office building and parcel of real property owned by Shire or any Restricted Subsidiary, provided each such facility has a gross book value (based on land, land improvements, building and building improvements only), without deduction for any depreciation reserves, in excess of 2.0% of Shire’s Consolidated Tangible Assets, other than any facility that is determined by Shire’s Board of Directors to not be of material importance to the business conducted by Shire and its subsidiaries taken as a whole.

“Rating Agencies” shall mean (1) each of Moody’s and S&P, and (2) if either Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of its Board of Directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” shall mean, with respect to any series of the Notes, the rating on such Notes is lowered by each of the Rating Agencies and such Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of such Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies but no longer than 180 days) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of Shire’s intention to effect a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“Record Date” shall mean a 2019 Record Date, a 2021 Record Date, a 2023 Record Date or a 2026 Record Date, as the case may be.

“Relevant Jurisdiction” shall mean any jurisdiction in which the Company or Shire, as the case may be, is organized or resident for tax purposes (or any political subdivision or taxing authority thereof or therein).

“Redemption Date” shall mean, with respect to any redemption of Notes, the date fixed for such redemption pursuant to the Indenture and such Notes.

“Reference Treasury Dealer” shall mean each of Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC or their respective affiliates which are primary U.S. Government securities dealers in New York City (a “Primary Treasury Dealer”), and their respective successors, plus two other Primary Treasury Dealers selected by the Company; provided that if any of the foregoing or its affiliates shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” shall mean, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the applicable series of Notes to be redeemed (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by the Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Restricted Subsidiary” shall mean any corporation, association, partnership or other business entity in which Shire owns or controls, directly or indirectly, more than 50% of the total voting power and which is either (1) designated as a Restricted Subsidiary in accordance with the Indenture or (2) satisfies each of the following criteria:

(a)	existed as such on the date of the Indenture or is the successor to, or owns any equity interest in, a corporation, association, partnership or other business entity that so existed;

(b)	has its principal business and assets in the United States;

(c)	the business of which is other than the financing of the operations of Shire and its subsidiaries or the financing of the acquisition or disposition of real or personal property, including receivables, or the leasing of or dealing in real property for residential or office building purposes; and

(d)	substantially all of whose assets do not consist of securities of one or more corporations, associations, partnerships or other business entities that are not Restricted Subsidiaries.

“Revolving Credit Facilities Agreement” shall mean the $2.1 billion Revolving Credit Facilities Agreement, dated as of December 12, 2014, among Shire, as original borrower and original guarantor, the financial institutions party thereto, as arrangers, and Barclays Bank plc, as facility agent, euro swingline agent and dollar swingline agent, as amended, supplemented or otherwise modified from time to time pursuant to the terms thereof.

“S&P” shall mean S&P Global Ratings, a division of The McGraw-Hill Companies, Inc.

“Secured Debt” shall have the meaning set forth in Section 7.01.

“Subsidiary” shall mean (a) any corporation of which the Company or Shire, as the case may be, directly or indirectly owns or controls at that time at least a majority of the outstanding

Voting Stock or (b) any other Person (other than a corporation) in which the Company or Shire, as the case may be, directly or indirectly has at least a majority ownership interest and power to direct the policies, management and affairs thereto.

“Treasury Rate” shall mean, with respect to any Redemption Date, the semiannual equivalent yield to maturity of the Comparable Treasury Issue for the applicable series of Notes to be redeemed, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date with respect to the applicable series of Notes to be redeemed.

“Voting Stock” shall mean, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act), as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

The terms “Base Indenture,” “Company,” “Indenture,” “Notes,” “Shire,” “Supplemental Indenture,” “Trustee,” “2019 Notes,” “2021 Notes,” “2023 Notes” and “2026 Notes” shall have the respective meanings set forth in the recitals to this Supplemental Indenture and the paragraph preceding such recitals.

Article 2
General Terms and Conditions of the Notes

Section 2.01. Designation and Principal Amount. The Notes may be issued from time to time upon written order of the Company for the authentication and delivery of Notes pursuant to Section 2.03 of the Base Indenture.

(a)       2019 Notes

There is hereby authorized a series of Securities designated as 1.900% Senior Notes due 2019, limited in aggregate principal amount to U.S. $3,300,000,000 (except for 2019 Notes authenticated and delivered in accordance with the last paragraph of Section 2.02 of the Base Indenture or upon registration of transfer of, or in exchange for, or in lieu of, other 2019 Notes pursuant to Section 2.06, 2.07, 2.08, 2.09, 3.03 or 10.04 of the Base Indenture).

(b)       2021 Notes

There is hereby authorized a series of Securities designated as 2.400% Senior Notes due 2021, limited in aggregate principal amount to U.S. $3,300,000,000 (except for 2021 Notes authenticated and delivered in accordance with the last paragraph of Section 2.02 of the Base Indenture or upon registration of transfer of, or in exchange for, or in lieu of, other 2021 Notes pursuant to Section 2.06, 2.07, 2.08, 2.09, 3.03 or 10.04 of the Base Indenture).

(c)       2023 Notes

There is hereby authorized a series of Securities designated as 2.875% Senior Notes due 2023, limited in aggregate principal amount to U.S. $2,500,000,000 (except for 2023 Notes authenticated and delivered in accordance with the last paragraph of Section 2.02 of the Base

Indenture or upon registration of transfer of, or in exchange for, or in lieu of, other 2023 Notes pursuant to Section 2.06, 2.07, 2.08, 2.09, 3.03 or 10.04 of the Base Indenture).

(d)       2026 Notes

There is hereby authorized a series of Securities designated as 3.200% Senior Notes due 2026, limited in aggregate principal amount to U.S. $3,000,000,000 (except for 2026 Notes authenticated and delivered in accordance with the last paragraph of Section 2.02 of the Base Indenture or upon registration of transfer of, or in exchange for, or in lieu of, other 2026 Notes pursuant to Section 2.06, 2.07, 2.08, 2.09, 3.03 or 10.04 of the Base Indenture).

Section 2.02. Maturity. The date upon which the Notes shall become due and payable at final maturity, together with any accrued and unpaid interest, is September 23, 2019 for the 2019 Notes, September 23, 2021 for the 2021 Notes, September 23, 2023 for the 2023 Notes and September 23, 2026 for the 2026 Notes (each, a “Maturity Date”).

Section 2.03. Form, Payment and Appointment. Except as provided in Section 2.04, the Notes of each series shall be issued in fully registered, certificated form, bearing identical terms within each series thereof. Principal of and premium, if any, and interest on the Notes will be payable, the transfer of such Notes will be registrable, such Notes will be exchangeable for Notes of a like aggregate principal amount bearing identical terms and provisions, and notices and demands to or upon the Company in respect of the Notes may be served at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, the City of New York, which shall initially be the Principal Office of the Trustee in the Borough of Manhattan, the City of New York; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Person entitled thereto at such address as shall appear in the Security Register or by wire transfer to an account appropriately designated by the Person entitled to payment, provided that the Paying Agent shall have received written notice of such account designation at least five Business Days prior to the date of such payment (subject to surrender of the relevant Note in the case of a payment of interest on a Redemption Date or Maturity Date).

No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company may require payment from the holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

The Security Registrar and Paying Agent for the Notes shall initially be the Trustee.

The Specified Currency of the Notes shall be U.S. Dollars.

Section 2.04. Global Notes. i) The Notes of each series shall be issued initially in the form of one or more permanent Global Securities in registered form (each, a “Global Note”). The Depository Trust Company (“DTC”) shall initially act as the Depositary for the Notes. Each Global Note (i) shall be deposited with the Depositary or its custodian and registered in the name of DTC or DTC’s nominee, (ii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary’s instructions, and (iii) shall bear a legend substantially to the effect set forth in Section 2.12 of the Base Indenture.

(b)       The aggregate amount of outstanding Notes represented by any Global Note may from time to time be increased or decreased to reflect exchanges or other increases or decreases in the principal amount thereof. The Trustee may make any endorsement on a Global Note to reflect the amount, or any increase or decrease in the amount, or changes in the rights of holders of the Notes represented thereby, in each case in accordance with the terms of the Indenture and the Notes.

(c)       Unless and until any Global Note for any series of Notes is exchanged for Notes of such series in certificated form, such Global Note may be transferred, in whole but not in part, and any payments on the Notes evidenced by such Global Note shall be made, only to the Depositary or a nominee of the Depositary, or to a successor Depositary selected or approved by the Company or to a nominee of such successor Depositary, in each case as the holder of such Notes.

Section 2.05. Interest. a) Interest payable on any Interest Payment Date, the Maturity Date or, if applicable, the Redemption Date, with respect to each series of Notes shall be the amount of interest accrued from, and including, the immediately preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date of September 23, 2016, if no interest has been paid or duly provided for with respect to the series of Notes) to, but excluding, such Interest Payment Date, Maturity Date or, if applicable, Redemption Date, as the case may be (each, an “Interest Period”).

(b)       Interest on the 2019 Notes shall accrue from September 23, 2016 and shall be payable semi-annually in arrears on March 23 and September 23 of each year (each, a “2019 Interest Payment Date”), beginning on March 23, 2017 to, but excluding, the Maturity Date of the 2019 Notes. Interest shall be payable to the Persons in whose names the relevant 2019 Notes are registered at the close of business on the March 8 or September 8 (whether or not a Business Day), respectively, immediately prior to each Interest Payment Date (each, a “2019 Record Date”) at the annual rate of 1.900% per year, except as provided in Section 2.05(f), 2.05(g) and 2.05(h) hereof and Section 2.04 of the Base Indenture.

(c)       Interest on the 2021 Notes shall accrue from September 23, 2016 and shall be payable semi-annually in arrears on March 23 and September 23 of each year (each, a “2021 Interest Payment Date”), beginning on March 23, 2017 to, but excluding, the Maturity Date of the 2021 Notes. Interest shall be payable to the Persons in whose names the relevant 2021 Notes are registered at the close of business on the March 8 or September 8 (whether or not a Business Day), respectively, immediately prior to each Interest Payment Date (each, a “2021 Record Date”) at the annual rate of 2.400% per year, except as provided in Section 2.05(f), 2.05(g) and 2.05(h) hereof and Section 2.04 of the Base Indenture.

(d)       Interest on the 2023 Notes shall accrue from September 23, 2016 and shall be payable semi-annually in arrears on March 23 and September 23 of each year (each, a “2023 Interest Payment Date”), beginning on March 23, 2017 to, but excluding, the Maturity Date of the 2023 Notes. Interest shall be payable to the Persons in whose names the relevant 2023 Notes are registered at the close of business on the March 8 or September 8 (whether or not a Business Day), respectively, immediately prior to each Interest Payment Date (each, a “2023 Record

Date”) at the annual rate of 2.875% per year, except as provided in Section 2.05(f), 2.05(g) and 2.05(h) hereof and Section 2.04 of the Base Indenture.

(e)       Interest on the 2026 Notes shall accrue from September 23, 2016 and shall be payable semi-annually in arrears on March 23 and September 23 of each year (each, a “2026 Interest Payment Date”), beginning on March 23, 2017 to, but excluding, the Maturity Date of the 2026 Notes. Interest shall be payable to the Persons in whose names the relevant 2026 Notes are registered at the close of business on the March 8 or September 8 (whether or not a Business Day), respectively, immediately prior to each Interest Payment Date (each, a “2026 Record Date”) at the annual rate of 3.200% per year, except as provided in Section 2.05(f), 2.05(g) and 2.05(h) hereof and Section 2.04 of the Base Indenture.

(f)       The amount of interest payable for any full semi-annual Interest Period in respect of a series of Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months. The amount of interest payable for any period shorter than a full semi-annual Interest Period in respect of a series of Notes will be calculated on the basis of a 30-day month and, for any period less than a month, the amount of interest will be calculated on the basis of the actual number of days elapsed per 30-day month. If any scheduled Interest Payment Date for a series of Notes falls on a day that is not a Business Day, then payment of interest payable on such Interest Payment Date will be postponed to the next succeeding day which is a Business Day (and no interest on such payment will accrue for the period from and after such scheduled Interest Payment Date).

(g)       In the event that the Maturity Date or a Redemption Date for any Note falls on a day that is not a Business Day, then the related payments of principal, premium, if any, and interest will be made on the next succeeding day that is a Business Day (and no additional interest will accumulate on the amount payable for the period from and after such Maturity Date or Redemption Date, as the case may be).

(h)       Interest due on the Maturity Date or a Redemption Date (in each case, whether or not an Interest Payment Date) of any Notes will be paid to the Person to whom principal of such Notes is payable.

Section 2.06. No Sinking Fund. The Notes are not entitled to the benefit of any sinking fund.

Section 2.07. Satisfaction and Discharge. Article 12 of the Base Indenture contains provisions for discharge of the Indenture and the defeasance of the obligations of the Company with respect to any series of Securities at any time upon compliance by the Company with certain conditions set forth therein, which provisions shall apply to each series of the Notes.

Article 3
Redemption of the Notes

Section 3.01. Optional Redemption by Company.

(a)       Except as otherwise may be specified in this Supplemental Indenture, (A) at any time and from time to time in the case of the 2019 Notes and (B) prior to August 23, 2021 in the case of the 2021 Notes, July 23, 2023 in the case of the 2023 Notes and June 23, 2026 in the case of the 2026 Notes, the Company shall have the right to redeem the applicable series of Notes, in whole or in part, at its option, at a redemption price equal to the greater of:

(i)       100% of the aggregate principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date; and

(ii)       (A) in the case of the 2019 Notes, the sum of the present values of the remaining scheduled payments of principal and interest in respect of the 2019 Notes to be redeemed (not including any portion of interest accrued to, but excluding, the Redemption Date for the 2019 Notes to be redeemed) discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 15 basis points, plus accrued and unpaid interest to, but excluding, the Redemption Date of the 2019 Notes to be redeemed and (B) in the case of the 2021 Notes, the 2023 Notes and the 2026 Notes, the sum of the present values of the remaining scheduled payments of principal and interest in respect of the Notes to be redeemed from the Redemption Date to, but excluding (in the case of interest), the applicable Par Call Date (not including any portion of the interest accrued to, but excluding, the Redemption Date), discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus (i) 20 basis points, in the case of the 2021 Notes, (ii) 25 basis points, in the case of the 2023 Notes and (iii) 25 basis points, in the case of the 2026 Notes, plus, in each case, accrued and unpaid interest to, but excluding, the Redemption Date. The Treasury Rate shall be calculated on the third Business Day immediately preceding the Redemption Date.

(b)       At any time and from time to time on or after the applicable Par Call Date, the Company shall have the right to redeem the 2021 Notes, the 2023 Notes or the 2026 Notes, in whole or in part, at its option, at a redemption price equal to 100% of the principal amount of the Notes of such series to be redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date.

Section 3.02. Notice of Redemption; Conditions Precedent; Selection of Notes to be Redeemed. The Company shall mail (or otherwise deliver in accordance with the applicable procedures of the Depositary if the series of Notes to be redeemed are issued in the form of one or more Global Notes) notice of any redemption to the registered holders of the Notes of the series to be redeemed at least 30 and not more than 60 days prior to the Redemption Date. The Company shall notify the Trustee at least five Business Days prior to mailing such notice to holders unless a shorter period shall be satisfactory to the Trustee. Any redemption pursuant to Section 3.01(a) (and notice thereof) in connection with a proposed corporate transaction involving the Company or Shire or any of its subsidiaries (including an acquisition, disposition, or other strategic transaction, or a capital raising, including an equity offering or an incurrence of indebtedness) may, in the Company’s discretion, be subject to the satisfaction of one or more conditions precedent, including, but not limited to, completion of the related transaction. If such redemption is subject to the satisfaction of one of more conditions precedent, such notice shall state that, in the Company’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied (or waived by the Company in its sole discretion), such redemption may not occur and such notice may be rescinded in the event that any or all of such conditions shall not have been satisfied (or waived by the Company in its sole discretion) by the Redemption Date, or by the Redemption Date so delayed. If less than all of the Notes are to be redeemed pursuant to Section 3.01, the Trustee shall select the Notes to be redeemed on a pro rata basis to the extent practicable or, to the extent that selection on a pro rata basis is not practicable for any reason, by such other method as the Trustee shall deem appropriate or as required by the applicable procedures of the Depositary. In the event of partial redemption by lot, the particular Notes to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the Redemption Date by the Trustee from the outstanding Notes not previously called for redemption.

Section 3.03. Payment of Redemption Price. The Optional Redemption Price for any Notes to be redeemed shall be paid prior to 12:00 noon, New York City time, on the Redemption Date or at such later time as is then permitted by the rules of the Depositary for the applicable series of Notes (if then registered as a Global Note); provided that the Company shall deposit with the Trustee an amount sufficient to pay the Optional Redemption Price for the Notes to be redeemed by 11:00 a.m., New York City time, on the date such Optional Redemption Price is to be paid.

Section 3.04. Optional Redemption Due to Changes in Tax Treatment. Any series of Notes may be redeemed, at the option of the Company or a successor person to the Company, in whole but not in part, upon giving notice to the holders of such series of Notes and the Trustee at least 30 days but not more than 60 days before the Redemption Date, at a Redemption Price equal to 100% of the aggregate principal amount of the Notes to be redeemed, together with any accrued and unpaid interest to, but excluding, the Redemption Date, if as a result of:

(a)        any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of a Relevant Jurisdiction affecting taxation; or

(b)       any change in the existing official position or the stating of an official position regarding the application or interpretation of such laws, regulations or rulings (including a holding, judgment or order by a court of competent jurisdiction) of a Relevant Jurisdiction affecting taxation, which change or amendment becomes effective (or with respect to official position, is announced) on or after the date of issuance of the Notes (or in the case of a successor Person that is not organized or a tax resident in a jurisdiction that is a Relevant Jurisdiction as of the date of such succession, on or after the date of succession), the Company or Shire is, or on the next Interest Payment Date would be, required to pay Additional Amounts, and such requirement cannot be avoided by the taking of reasonable measures by the Company or Shire, as applicable; provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company or Shire, as applicable, would be required to pay Additional Amounts were a payment under or in respect of such series of Notes then due. The Company shall notify the Trustee at least five Business Days prior to mailing such notice of redemption to holders by delivering to the Trustee an Officers’ Certificate stating that a change or amendment referred to in the prior paragraph has occurred and that the requirement to pay Additional Amounts cannot be avoided by taking reasonable measures available to the Company or Shire, as applicable. The Trustee shall accept such certificate as sufficient evidence of the satisfaction of the conditions precedent described above, in which event it shall be conclusive and binding on the holders of such series of Notes.

Section 3.05. No Other Redemption. Except as set forth in Sections 3.01, 3.04 and 9.03, the Notes of each series shall not be redeemable by the Company prior to the applicable Maturity Date. The provisions of this Article 3 shall supersede any conflicting provisions contained in Article 3 of the Base Indenture.

Article 4
Forms of Notes

Section 4.01. Forms of Notes.

(a)       The 2019 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms attached as Exhibit A hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture as the Officers of the Company executing the 2019 Notes (by manual or facsimile signature) may approve, such approval to be conclusively evidenced by their execution thereof.

(b)       The 2021 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms attached as Exhibit B hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture as the Officers of the Company executing the 2021 Notes (by manual or facsimile signature) may approve, such approval to be conclusively evidenced by their execution thereof.

(c)       The 2023 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms attached as Exhibit C hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture as the Officers of the Company executing the 2023 Notes (by manual or facsimile signature) may approve, such approval to be conclusively evidenced by their execution thereof.

(d)       The 2026 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms attached as Exhibit D hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture as the Officers of the Company executing the 2026 Notes (by manual or facsimile signature) may approve, such approval to be conclusively evidenced by their execution thereof.

Article 5
Original Issue of Notes

Section 5.01. Original Issue of Notes. The 2019 Notes having an aggregate principal amount of U.S. $3,300,000,000, the 2021 Notes having an aggregate principal amount of U.S. $3,300,000,000, the 2023 Notes having an aggregate principal amount of U.S. $2,500,000,000 and the 2026 Notes having an aggregate principal amount of U.S. $3,000,000,000 (in each case, subject to the last paragraph of Section 2.02 of the Base Indenture) may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company pursuant to Section 2.03 of the Base Indenture without any further action by the Company (other than as required by the Base Indenture).

Article 6
Future Guarantee

Section 6.01. Future Guarantee. If Baxalta becomes a guarantor of any Credit Facility, then, within 10 Business Days of such event, the Company shall cause Baxalta to enter into a supplemental indenture to the Base Indenture pursuant to which Baxalta shall agree to fully and unconditionally guarantee on a direct, unsecured basis the due and punctual payment of the principal of, and any premium and interest on, the Notes and all other amounts, if any, under the Indenture in respect of the Notes when and as such principal, premium, if any, interest and other amounts, if any, become due and payable, whether at maturity or otherwise.

Section 6.02. Release of Future Guarantor. Notwithstanding Section 6.01, if Baxalta shall agree to guarantee the Notes pursuant to Section 6.01, such guarantee shall be automatically released with respect to a series of Notes and the Indenture with respect to such series of Notes:

(a)       upon the release or termination of Baxalta’s guarantee with respect to all Credit Facilities such that, after such release or termination, Baxalta is no longer a guarantor of any Credit Facility;

(b)       upon (i) the sale or other disposition (including by way of consolidation, merger, dissolution or otherwise) of the capital stock of Baxalta such that it is no longer a Subsidiary of Shire or (ii) the sale or other disposition of all or substantially all of the assets of Baxalta, in either such case in accordance with the terms of the Indenture; or

(c)       if the Company exercises its defeasance option with respect to such series of Notes pursuant to Sections 12.02 or 12.03 of the Base Indenture or if the Company’s obligations under the Indenture with respect to such series of Notes are satisfied and discharged in accordance with the terms of the Indenture.

Section 6.03. Fraudulent Conveyance. Any guarantee by Baxalta, if issued, shall be limited in amount to an amount not to exceed the maximum amount that can be guaranteed by Baxalta without rendering the guarantee voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

Section 6.04. Modification of Indenture. Notwithstanding anything to the contrary in the Indenture, if Baxalta guarantees the Notes in the future, then the Company, Shire and Baxalta, together with the Trustee, may by supplemental indenture modify the terms of, or terminate, any such guarantee by Baxalta with respect to one or more series of Notes with the consent of the holders of at least a majority in aggregate principal amount of the outstanding debt securities of all series issued under the Indenture, including such series of Notes, affected by such modification or termination, voting as a single class. Notwithstanding the foregoing, holders of the Notes of any series shall vote as a separate class with respect to a modification or termination of any such future Baxalta guarantee that affects only the Notes of such series, and the holders of other series of debt securities issued under the Indenture shall not have any voting rights with respect to such matters as they relate to the Notes of such series.

Article 7
Restriction on Secured Debt

Section 7.01. Restriction on the Creation of Secured Debt. After the date hereof, Shire will not, and will not cause or permit a Restricted Subsidiary to, create, incur, assume or guarantee, any Capital Markets Indebtedness that is secured by a security interest in (i) any Principal Facility of Shire or any Restricted Subsidiary, (ii) equity interests owned directly or indirectly by Shire in any Restricted Subsidiary or (iii) indebtedness for money borrowed by one of its Restricted Subsidiaries from Shire or another of the Restricted Subsidiaries (any Capital Market Indebtedness secured by any of the foregoing, “Secured Debt”), including the creation of Secured Debt by the securing of existing Capital Markets Indebtedness, unless the Notes then outstanding are secured equally and ratably with such Secured Debt.

Notwithstanding the foregoing provisions of this Section 7.01, Shire and any Restricted Subsidiary may create, incur, assume or guarantee Secured Debt, provided that the sum of such Secured Debt and all other Secured Debt created, incurred, assumed or guaranteed after the date hereof does not at the time exceed 15% of Shire’s Consolidated Tangible Assets.

Section 7.02. Covenant Defeasance. The covenant set forth in Section 7.01 of this Supplemental Indenture shall be subject to covenant defeasance under Section 12.03 of the Base Indenture.

Article 8
Payment of Additional Amounts

Section 8.01. Payment of Additional Amounts. All payments by the Company or Shire of principal of, and premium, if any, and interest on or in respect of any series of Notes will be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges imposed or levied by a Relevant Jurisdiction, unless such withholding or deduction is required by law or by regulation or governmental policy having the force of law. In the event that any such withholding or deduction is so required, the Company or Shire will pay such additional amounts (“Additional Amounts”) as will result in receipt by the beneficial owner of such Notes of such amounts as would have been received by such beneficial owner had no such withholding or deduction been required, except that no Additional Amounts shall be payable:

(a)       for or on account of:

(i)       any tax, duty, assessment or governmental charge that would not have been imposed but for:

(A)       the existence of any present or former connection between the Noteholder or beneficial owner of such Notes and the Relevant Jurisdiction, other than merely holding such Notes or the receipt of payments thereunder, including, without limitation, such Noteholder’s or beneficial owner’s being or having been a national, domiciliary or resident of such Relevant Jurisdiction or treated as a tax resident thereof or being or having been physically present or engaged in a trade or business therein or having or having had a permanent establishment therein;

(B)       the presentation of such Notes (where presentation is required) more than 30 days after the later of the date on which the payment of the principal of, premium, if any, or interest on, such Notes became due and payable pursuant to the terms thereof or was made or duly provided for, except to the extent that the Noteholder thereof would have been entitled to such Additional Amounts if it had presented such Notes for payment on any date within such 30-day period;

(C)       the failure of the Noteholder or beneficial owner to comply with a request of the Company, Shire or any Paying Agent, addressed to such Noteholder, to provide information concerning such Noteholder’s or beneficial owner’s nationality, residence, identity or connection with any Relevant Jurisdiction, if compliance with such request is required under the tax laws of the Relevant Jurisdiction in order to reduce or eliminate any withholding or deduction as to which Additional Amounts would have otherwise been payable to such Noteholder; or

(D)       the presentation of such Notes (where presentation is required) for payment in the Relevant Jurisdiction, unless such Notes could not have been presented for payment elsewhere;

(ii)       any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(iii)       any withholding or deduction that is imposed or levied on a payment and is required to be made pursuant to European Council Directive 2003/48/EC on the taxation of savings income or any directive amending, supplementing or replacing such Directive or any law implementing or complying with, or introduced in order to conform to, such Directive or directives;

(iv)       any combination of taxes, duties, assessments or other governmental charges referred to in the preceding clauses (i), (ii) or (iii); or

(b)       to a Noteholder that is a fiduciary, partnership or person other than the sole beneficial owner of any payment to the extent that, under the laws of a Relevant Jurisdiction, such payment would be required to be included in the income for tax purposes, of a beneficiary or settlor with respect to the fiduciary, a member of that partnership or a beneficial owner who would not have been entitled to such Additional Amounts had that beneficiary, settlor, partner or beneficial owner been the Noteholder thereof.

(c)       In addition, any amounts to be paid on the Notes will be paid net of any deduction or withholding imposed or required pursuant to Sections 1471 through 1474 of the U.S. Internal

Revenue Code (the “Code”), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code, and no Additional Amounts will be required to be paid on account of any such deduction or withholding.

(d)       Whenever in this Supplemental Indenture there is mentioned, in any context, the payment of the principal of and premium, if any, or interest or any other amounts on, or in respect of, any Notes of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant to this Article 8 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding the payment of Additional Amounts in those provisions hereof where such express mention is not made.

Article 9
Change of Control

Section 9.01. Change of Control Offer. If a Change of Control Triggering Event occurs with respect to a series of Notes, other than with respect to a series of Notes for which the Company has exercised its right to redeem as described in Section 3.01, the Company shall be required to make an offer (the “Change of Control Offer”) to each holder of such series of Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s Notes on the terms set forth below. In the Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes to be repurchased to the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event with respect to a series of Notes or, at the option of the Company, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute a Change of Control, a written notice shall be sent to holders of the Notes of such series and the Trustee describing the transaction that constitutes or may constitute the Change of Control Triggering Event with respect to such series of Notes and offering to repurchase such Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”). The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date. Holders of Notes electing to have such Notes purchased pursuant to a Change of Control Offer will be required to surrender such Notes, with the form entitled “Option of Holder to Elect Purchase” on the reverse of such Note completed, to the Paying Agent at the address specified in the notice, or transfer such Notes to the Paying Agent by book-entry transfer pursuant to the applicable procedures of the Paying Agent, prior to the close of business on the third Business Day prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company shall, to the extent lawful:

(1)       accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(2)       deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(3)       deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

Section 9.02. Third Party Change of Control Offer. The Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer.

Section 9.03. Right to Full Redemption. In the event that Noteholders of 90% or more of the aggregate principal amount of the Notes of a series then outstanding accept a Change of Control Offer and the Company purchases all of the Notes of such series tendered by such Noteholders, the Company will have the right, upon not less than 30 nor more than 60 days’ prior notice, given not more than 30 days following the purchase of Notes pursuant to the Change of Control Offer described above, to redeem all of the Notes of such series that remain outstanding following such purchase at a Redemption Price equal to the Change of Control Payment plus, to the extent not included in the Change of Control Payment, accrued and unpaid interest on the Notes of such series that remain outstanding, to, but excluding, the Redemption Date, subject to the rights of the holders of the Notes of such series on a relevant Record Date to receive interest due on the relevant Interest Payment Date.

Section 9.04. Compliance with Rule 14e-1. The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.

Section 9.05. Covenant Defeasance. The covenant set forth in Section 9.01 of this Supplemental Indenture shall be subject to covenant defeasance under Section 12.03 of the Base Indenture.

Article 10
Miscellaneous

Section 10.01. Ratification of Indenture. The Base Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental

Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

Section 10.02. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

Section 10.03. Governing Law. THIS SUPPLEMENTAL INDENTURE AND EACH NOTE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS SUPPLEMENTAL INDENTURE OR ANY NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 10.04. Waiver of Trial by Jury. EACH OF THE COMPANY, THE TRUSTEE, SHIRE AND EACH HOLDER OF NOTES, BY ITS ACCEPTANCE THEREOF, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 10.05. Table of Contents, Headings, etc. The table of contents and the titles and headings of the articles and sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 10.06. Execution in Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. Signatures delivered by facsimile or in portable document format (.pdf) by email shall be deemed to be originals for all purposes hereunder.

Section 10.07. Separability; Benefits. In case any one or more of the provisions contained in this Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable, in any respect, then, to the extent permitted by law, such invalidity, illegality or unenforceability of the remaining provisions shall not in any way be affected or impaired thereby. Nothing in this Supplemental Indenture or in the Notes, expressed or implied, shall give to any person, other than the parties hereto and their successors hereunder, and the holders of the Notes, any benefit or any legal or equitable right, remedy or claim under this Supplemental Indenture.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, as of the day and year first written above.

GIVEN under the common seal of SHIRE ACQUISITIONS INVESTMENTS IRELAND DAC and DELIVERED as a DEED:

/s/ Michael Garry
Name: Michael Garry
Title: Director

SHIRE PLC, as Guarantor

By:	/s/ Jeffrey Poulton
Name: Jeffrey Poulton
Title: Chief Financial Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Trustee, Security Registrar and Paying Agent

By: Deutsche Bank National Trust Company

By:	/s/ Wanda Camacho
Name: Wanda Camacho
Title: Vice President

By:	/s/ Annie Jaghatspanyan
Name: Annie Jaghatspanyan
Title: Vice President

[Signature Page to First Supplemental Indenture]

EXHIBIT A

[IF THIS NOTE IS TO BE A GLOBAL SECURITY, INSERT:]

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), OR A NOMINEE OF DTC. THIS NOTE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SHIRE ACQUISITIONS INVESTMENTS IRELAND DAC

1.900% Senior Notes due 2019

Up to U.S. $3,300,000,000

CUSIP: 82481L AA7

ISIN: US82481LAA70

No. _______	$_______

SHIRE ACQUISITIONS INVESTMENTS IRELAND DAC, a designated activity company organized and existing under the laws of Ireland (hereinafter called the “Company,” which term includes any successor entity under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________, or its registered assigns, [the principal sum of $__________]1 on September 23, 2019 (such date is hereinafter referred to as the “Maturity Date”), and to pay interest thereon from September 23, 2016 or from the most recent Interest Payment Date to which interest has

[1]	USE THE FOLLOWING LANGUAGE INSTEAD FOR GLOBAL NOTES: [the principal sum as set forth in the Schedule of Increases or Decreases In Note attached hereto]

been paid or duly provided for, semi-annually in arrears on March 23 and September 23 of each year (each, an “Interest Payment Date”), commencing March 23, 2017, to the Persons in whose names the Notes are registered at the close of business on the March 8 or September 8 (whether or not a Business Day), respectively, immediately prior to each Interest Payment Date (each, a “Record Date”) (provided that the interest due on the Maturity Date or a Redemption Date (in each case, whether or not an Interest Payment Date) of a Note of this series will be paid to the Person to whom principal of such Note is payable), at the rate of 1.900% per annum, until the principal hereof is paid or duly provided for or made available for payment.

The amount of interest payable for any full semi-annual Interest Period will be calculated on the basis of a 360-day year consisting of twelve 30-day months. The amount of interest payable for any period shorter than a full semi-annual Interest Period will be calculated on the basis of a 30-day month and, for any period less than a month, on the basis of the actual number of days elapsed per 30-day month. In the event that any scheduled Interest Payment Date falls on a day that is not a Business Day, then payment of interest payable on such Interest Payment Date will be postponed to the next succeeding day which is a Business Day (and no interest on such payment will accrue for the period from and after such scheduled Interest Payment Date). The term “Business Day” means any calendar day that is not a Saturday, Sunday or a day on which commercial banking institutions are not required to be open for business in the City of New York, New York.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name the relevant Notes, or any predecessor Notes, are registered at the close of business on the Record Date for such Interest Payment Date; provided that the interest due on the Maturity Date or a Redemption Date (in each case, whether or not an Interest Payment Date) of a Note of this series will be paid to the Person to whom principal of such Note is payable.

Payment of the principal of and premium, if any, and interest on, and any Additional Amounts with respect to, this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, which shall initially be the Principal Office of the Trustee located therein, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Person entitled thereto at such address as shall appear in the Security Register or by wire transfer to an account appropriately designated by the Person entitled to payment, provided that the paying agent shall have received written notice of such account designation at least five Business Days prior to the date of such payment (subject to surrender of the relevant Note in the case of a payment of interest on a Redemption Date or the Maturity Date).

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

SHIRE ACQUISITIONS INVESTMENTS IRELAND DAC

Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

Dated: ____________

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee By: Deutsche Bank National Trust Company

By:
Authorized Signatory

REVERSE OF NOTE

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture (the “Base Indenture”), dated as of September 23, 2016, between the Company, Shire plc (“Shire”) and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee), as amended and supplemented by the First Supplemental Indenture, dated as of September 23, 2016, between the Company, Shire and the Trustee (the “First Supplemental Indenture,” and the Base Indenture as supplemented by the First Supplemental Indenture, the “Indenture”), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, Shire and the Trustee and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $3,300,000,000.

All terms used but not defined in this Note that are defined in the Indenture shall have the meaning assigned to them in the Indenture.

Except as otherwise may be specified in the Indenture, at any time and from time to time, the Company shall have the right to redeem the Notes of this series, in whole or in part, at its option, at a redemption price equal to the greater of:

(i)       100% of the aggregate principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date; and

(ii)       the sum of the present values of the remaining scheduled payments of principal and interest in respect of the Notes to be redeemed (not including any portion of the interest accrued to, but excluding, the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 15 basis points, plus accrued and unpaid interest to, but excluding, the Redemption Date. The Treasury Rate shall be calculated on the third Business Day immediately preceding the Redemption Date.

The term “Optional Redemption Price” means, with respect to any redemption of Notes of this series, the redemption price for such Notes set forth in the preceding paragraph; and the term “Redemption Date” means, with respect to any redemption of Notes of this series, the date fixed for such redemption pursuant to the Indenture and the Notes.

The Company shall mail (or otherwise deliver in accordance with the applicable procedures of the Depositary) notice of any redemption to the registered holders of the Notes of this series to be redeemed at least 30 and not more than 60 days prior to the Redemption Date. The Company shall notify the Trustee at least five Business Days prior to mailing such notice to holders. If less than all of the Notes are to be redeemed

A-R-1

pursuant to the preceding paragraphs, the Trustee shall select the Notes to be redeemed on a pro rata basis to the extent practicable or, to the extent that selection on a pro rata basis is not practicable for any reason, by such other method as the Trustee shall deem appropriate or as required by the applicable procedures of the Depositary. In the event of partial redemption by lot, the particular Notes to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the Redemption Date by the Trustee from the outstanding Notes not previously called for redemption. The Optional Redemption Price for any Notes of this series to be redeemed shall be paid prior to 12:00 noon, New York City time, on the Redemption Date or at such later time as is then permitted by the rules of the Depositary for the related Notes (if then registered as a Global Note); provided that the Company shall deposit with the Trustee an amount sufficient to pay the Optional Redemption Price for the Notes of this series to be redeemed by 11:00 a.m., New York City time, on the date such Optional Redemption Price is to be paid.

In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof. Except as set forth in the preceding paragraphs and in Article 3 and Section 9.03 of the First Supplemental Indenture, the Company may not redeem the Notes of this series at its option prior to the Maturity Date.

The Notes are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for discharge of the Indenture and defeasance of the obligations of the Company at any time upon compliance by the Company with certain conditions set forth therein, which provisions apply to the Notes of this series.

Upon the occurrence of a Change of Control Triggering Event, the Company shall make a Change of Control Offer in accordance with Section 9.01 of the Supplemental Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and Shire and the rights of the holders of the Notes at any time by the Company, Shire and the Trustee, with the consent of the holders of a majority in the aggregate principal amount of the Notes of all series affected thereby at the time outstanding, voting as a single class. The Indenture also contains provisions permitting the holders of specified percentages in principal amount of the Notes of a series at the time outstanding, on behalf of the holders of all Notes of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

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As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof, except as provided for in Section 2.04 of the First Supplemental Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

The Company will furnish a copy of the Indenture to any holder upon written request and without charge.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee) and irrevocably appoints as agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date: _________

Signature:

Signature Guarantee: __________

(Sign exactly as your name appears on the other side of this Note)

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OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have all or any part of this Note purchased by the Company pursuant to Section 9.01 of the First Supplemental Indenture, check the box:  ☐

If you want to have only part of the Note purchased by the Company pursuant to Section 9.01 of the First Supplemental Indenture, state the amount you elect to have purchased:

$

(minimum denominations of $2,000 and multiples of $1,000)

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

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SCHEDULE OF INCREASES OR DECREASES IN NOTE

The initial principal amount of this Note is $[____]. The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of increase in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee

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EXHIBIT B

[IF THIS NOTE IS TO BE A GLOBAL SECURITY, INSERT:]

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), OR A NOMINEE OF DTC. THIS NOTE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SHIRE ACQUISITIONS INVESTMENTS IRELAND DAC

2.400% Senior Notes due 2021

Up to $3,300,000,000

CUSIP: 82481L AB5
ISIN: US82481LAB53

No. _______	$_______

SHIRE ACQUISITIONS INVESTMENTS IRELAND DAC, a designated activity company organized and existing under the laws of Ireland (hereinafter called the “Company,” which term includes any successor entity under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________, or its registered assigns, [the principal sum of $ __________]2 on September 23, 2021 (such date is hereinafter referred to as the “Maturity Date”), and to pay interest thereon from September 23, 2016 or from the most recent Interest Payment Date to which interest has

[2]	USE THE FOLLOWING LANGUAGE INSTEAD FOR GLOBAL NOTES: [the principal sum as set forth in the Schedule of Increases or Decreases In Note attached hereto]

been paid or duly provided for, semi-annually in arrears on March 23 and September 23 of each year (each, an “Interest Payment Date”), commencing March 23, 2017, to the Persons in whose names the Notes are registered at the close of business on the March 8 or September 8 (whether or not a Business Day), respectively, immediately prior to each Interest Payment Date (each, a “Record Date”) (provided that the interest due on the Maturity Date or a Redemption Date (in each case, whether or not an Interest Payment Date) of a Note of this series will be paid to the Person to whom principal of such Note is payable), at the rate of 2.400% per annum, until the principal hereof is paid or duly provided for or made available for payment.

The amount of interest payable for any full semi-annual Interest Period will be calculated on the basis of a 360-day year consisting of twelve 30-day months. The amount of interest payable for any period shorter than a full semi-annual Interest Period will be calculated on the basis of a 30-day month and, for any period less than a month, on the basis of the actual number of days elapsed per 30-day month. In the event that any scheduled Interest Payment Date falls on a day that is not a Business Day, then payment of interest payable on such Interest Payment Date will be postponed to the next succeeding day which is a Business Day (and no interest on such payment will accrue for the period from and after such scheduled Interest Payment Date). The term “Business Day” means any calendar day that is not a Saturday, Sunday or a day on which commercial banking institutions are not required to be open for business in the City of New York, New York.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name the relevant Notes, or any predecessor Notes, are registered at the close of business on the Record Date for such Interest Payment Date; provided that the interest due on the Maturity Date or a Redemption Date (in each case, whether or not an Interest Payment Date) of a Note of this series will be paid to the Person to whom principal of such Note is payable.

Payment of the principal of and premium, if any, and interest on, and any Additional Amounts with respect to, this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, which shall initially be the Principal Office of the Trustee located therein, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Person entitled thereto at such address as shall appear in the Security Register or by wire transfer to an account appropriately designated by the Person entitled to payment, provided that the paying agent shall have received written notice of such account designation at least five Business Days prior to the date of such payment (subject to surrender of the relevant Note in the case of a payment of interest on a Redemption Date or the Maturity Date).

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

SHIRE ACQUISITIONS INVESTMENTS IRELAND DAC

Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

Dated: ____________

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee By: Deutsche Bank National Trust Company

By:
Authorized Signatory

REVERSE OF NOTE

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture (the “Base Indenture”), dated as of September 23, 2016, between the Company, Shire plc (“Shire”) and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee), as amended and supplemented by the First Supplemental Indenture, dated as of September 23, 2016, between the Company, Shire and the Trustee (the “First Supplemental Indenture,” and the Base Indenture as supplemented by the First Supplemental Indenture, the “Indenture”), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, Shire and the Trustee and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $3,300,000,000.

All terms used but not defined in this Note that are defined in the Indenture shall have the meaning assigned to them in the Indenture.

Except as otherwise may be specified in the Indenture, at any time and from time to time prior to August 23, 2021, the Company shall have the right to redeem the Notes of this series, in whole or in part, at its option, at a redemption price equal to the greater of:

(i)       100% of the aggregate principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date; and

(ii)       the sum of the present values of the remaining scheduled payments of principal and interest in respect of the Notes to be redeemed from the Redemption Date to, but excluding (in the case of interest), August 23, 2021 (not including any portion of the interest accrued to, but excluding, the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 20 basis points, plus accrued and unpaid interest to, but excluding, the Redemption Date. The Treasury Rate shall be calculated on the third Business Day immediately preceding the Redemption Date.

At any time and from time to time on or after August 23, 2021, the Company shall have the right to redeem the Notes of this series, in whole or in part, at its option, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date.

The term “Optional Redemption Price” means, with respect to any redemption of Notes of this series, the applicable redemption price for such Notes set forth in the preceding two paragraphs; and the term “Redemption Date” means, with respect to any

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redemption of Notes of this series, the date fixed for such redemption pursuant to the Indenture and the Notes.

The Company shall mail (or otherwise deliver in accordance with the applicable procedures of the Depositary) notice of any redemption to the registered holders of the Notes of this series to be redeemed at least 30 and not more than 60 days prior to the Redemption Date. The Company shall notify the Trustee at least five Business Days prior to mailing such notice to holders. If less than all of the Notes are to be redeemed pursuant to the preceding paragraphs, the Trustee shall select the Notes to be redeemed on a pro rata basis to the extent practicable or, to the extent that selection on a pro rata basis is not practicable for any reason, by such other method as the Trustee shall deem appropriate or as required by the applicable procedures of the Depositary. In the event of partial redemption by lot, the particular Notes to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the Redemption Date by the Trustee from the outstanding Notes not previously called for redemption. The Optional Redemption Price for any Notes of this series to be redeemed shall be paid prior to 12:00 noon, New York City time, on the Redemption Date or at such later time as is then permitted by the rules of the Depositary for the related Notes (if then registered as a Global Note); provided that the Company shall deposit with the Trustee an amount sufficient to pay the Optional Redemption Price for the Notes of this series to be redeemed by 11:00 a.m., New York City time, on the date such Optional Redemption Price is to be paid.

In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof. Except as set forth in the preceding paragraphs and in Article 3 and Section 9.03 of the First Supplemental Indenture, the Company may not redeem the Notes of this series at its option prior to the Maturity Date.

The Notes are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for discharge of the Indenture and defeasance of the obligations of the Company at any time upon compliance by the Company with certain conditions set forth therein, which provisions apply to the Notes of this series.

Upon the occurrence of a Change of Control Triggering Event, the Company shall make a Change of Control Offer in accordance with Section 9.01 of the Supplemental Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and Shire and the rights of the holders of the Notes at any time by the Company, Shire and the Trustee, with the consent of the holders of a majority in the aggregate principal amount of the Notes of all series affected thereby at the time outstanding, voting as a

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single class. The Indenture also contains provisions permitting the holders of specified percentages in principal amount of the Notes of a series at the time outstanding, on behalf of the holders of all Notes of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof, except as provided for in Section 2.04 of the First Supplemental Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

The Company will furnish a copy of the Indenture to any holder upon written request and without charge.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints

as agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date: __________

Signature:

Signature Guarantee: __________

(Sign exactly as your name appears on the other side of this Note)

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OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have all or any part of this Note purchased by the Company pursuant to Section 9.01 of the First Supplemental Indenture, check the box:  ☐

If you want to have only part of the Note purchased by the Company pursuant to Section 9.01 of the First Supplemental Indenture, state the amount you elect to have purchased:

$

(minimum denominations of $2,000 and multiples of $1,000)

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

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SCHEDULE OF INCREASES OR DECREASES IN NOTE

The initial principal amount of this Note is $[____]. The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of increase in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee

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EXHIBIT C

[IF THIS NOTE IS TO BE A GLOBAL SECURITY, INSERT:]

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), OR A NOMINEE OF DTC. THIS NOTE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SHIRE ACQUISITIONS INVESTMENTS IRELAND DAC

2.875% Senior Notes due 2023

Up to $2,500,000,000

CUSIP: 82481L AC3
ISIN: US82481LAC37

No. _______	$_______

SHIRE ACQUISITIONS INVESTMENTS IRELAND DAC, a designated activity company organized and existing under the laws of Ireland (hereinafter called the “Company,” which term includes any successor entity under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________, or its registered assigns, [the principal sum of $ __________]3 on September 23, 2023 (such date is

[3]	USE THE FOLLOWING LANGUAGE INSTEAD FOR GLOBAL NOTES: [the principal sum as set forth in the Schedule of Increases or Decreases In Note attached hereto]

hereinafter referred to as the “Maturity Date”), and to pay interest thereon from September 23, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 23 and September 23 of each year (each, an “Interest Payment Date”), commencing March 23, 2017, to the Persons in whose names the Notes are registered at the close of business on the March 8 or September 8 (whether or not a Business Day), respectively, immediately prior to each Interest Payment Date (each, a “Record Date”) (provided that the interest due on the Maturity Date or a Redemption Date (in each case, whether or not an Interest Payment Date) of a Note of this series will be paid to the Person to whom principal of such Note is payable), at the rate of 2.875% per annum, until the principal hereof is paid or duly provided for or made available for payment.

The amount of interest payable for any full semi-annual Interest Period will be calculated on the basis of a 360-day year consisting of twelve 30-day months. The amount of interest payable for any period shorter than a full semi-annual Interest Period will be calculated on the basis of a 30-day month and, for any period less than a month, on the basis of the actual number of days elapsed per 30-day month. In the event that any scheduled Interest Payment Date falls on a day that is not a Business Day, then payment of interest payable on such Interest Payment Date will be postponed to the next succeeding day which is a Business Day (and no interest on such payment will accrue for the period from and after such scheduled Interest Payment Date). The term “Business Day” means any calendar day that is not a Saturday, Sunday or a day on which commercial banking institutions are not required to be open for business in the City of New York, New York.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name the relevant Notes, or any predecessor Notes, are registered at the close of business on the Record Date for such Interest Payment Date; provided that the interest due on the Maturity Date or a Redemption Date (in each case, whether or not an Interest Payment Date) of a Note of this series will be paid to the Person to whom principal of such Note is payable.

Payment of the principal of and premium, if any, and interest on, and any Additional Amounts with respect to, this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, which shall initially be the Principal Office of the Trustee located therein, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Person entitled thereto at such address as shall appear in the Security Register or by wire transfer to an account appropriately designated by the Person entitled to payment, provided that the paying agent shall have received written notice of such account designation at least five Business Days prior to the date of such payment (subject to surrender of the relevant Note in the case of a payment of interest on a Redemption Date or the Maturity Date).

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

SHIRE ACQUISITIONS INVESTMENTS IRELAND DAC

Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

Dated: ____________

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee By: Deutsche Bank National Trust Company

By:
Authorized Signatory

REVERSE OF NOTE

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture (the “Base Indenture”), dated as of September 23, 2016, between the Company, Shire plc (“Shire”) and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee), as amended and supplemented by the First Supplemental Indenture, dated as of September 23, 2016, between the Company, Shire and the Trustee (the “First Supplemental Indenture,” and the Base Indenture as supplemented by the First Supplemental Indenture, the “Indenture”), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, Shire and the Trustee and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $2,500,000,000.

All terms used but not defined in this Note that are defined in the Indenture shall have the meaning assigned to them in the Indenture.

Except as otherwise may be specified in the Indenture, at any time and from time to time prior to July 23, 2023, the Company shall have the right to redeem the Notes of this series, in whole or in part, at its option, at a redemption price equal to the greater of:

(i)       100% of the aggregate principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date; and

(ii)       the sum of the present values of the remaining scheduled payments of principal and interest in respect of the Notes to be redeemed from the Redemption Date to, but excluding (in the case of interest), July 23, 2023 (not including any portion of the interest accrued to, but excluding, the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 25 basis points, plus accrued and unpaid interest to, but excluding, the Redemption Date. The Treasury Rate shall be calculated on the third Business Day immediately preceding the Redemption Date.

At any time and from time to time on or after July 23, 2023, the Company shall have the right to redeem the Notes of this series, in whole or in part, at its option, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date.

The term “Optional Redemption Price” means, with respect to any redemption of Notes of this series, the applicable redemption price for such Notes set forth in the preceding two paragraphs; and the term “Redemption Date” means, with respect to any redemption of Notes of this series, the date fixed for such redemption pursuant to the Indenture and the Notes.

C-R-1

The Company shall mail (or otherwise deliver in accordance with the applicable procedures of the Depositary) notice of any redemption to the registered holders of the Notes of this series to be redeemed at least 30 and not more than 60 days prior to the Redemption Date. The Company shall notify the Trustee at least five Business Days prior to mailing such notice to holders. If less than all of the Notes are to be redeemed pursuant to the preceding paragraphs, the Trustee shall select the Notes to be redeemed on a pro rata basis to the extent practicable or, to the extent that selection on a pro rata basis is not practicable for any reason, by such other method as the Trustee shall deem appropriate or as required by the applicable procedures of the Depositary. In the event of partial redemption by lot, the particular Notes to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the Redemption Date by the Trustee from the outstanding Notes not previously called for redemption. The Optional Redemption Price for any Notes of this series to be redeemed shall be paid prior to 12:00 noon, New York City time, on the Redemption Date or at such later time as is then permitted by the rules of the Depositary for the related Notes (if then registered as a Global Note); provided that the Company shall deposit with the Trustee an amount sufficient to pay the Optional Redemption Price for the Notes of this series to be redeemed by 11:00 a.m., New York City time, on the date such Optional Redemption Price is to be paid.

In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof. Except as set forth in the preceding paragraphs and in Article 3 and Section 9.03 of the First Supplemental Indenture, the Company may not redeem the Notes of this series at its option prior to the Maturity Date.

The Notes are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for discharge of the Indenture and defeasance of the obligations of the Company at any time upon compliance by the Company with certain conditions set forth therein, which provisions apply to the Notes of this series.

Upon the occurrence of a Change of Control Triggering Event, the Company shall make a Change of Control Offer in accordance with Section 9.01 of the Supplemental Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and Shire and the rights of the holders of the Notes at any time by the Company, Shire and the Trustee, with the consent of the holders of a majority in the aggregate principal amount of the Notes of all series affected thereby at the time outstanding, voting as a single class. The Indenture also contains provisions permitting the holders of specified percentages in principal amount of the Notes of a series at the time outstanding, on behalf of the holders of all Notes of such series, to waive certain past defaults under the

C-R-2

Indenture and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof, except as provided for in Section 2.04 of the First Supplemental Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

The Company will furnish a copy of the Indenture to any holder upon written request and without charge.

C-R-3

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints

as agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date: __________

Signature:

Signature Guarantee: __________

(Sign exactly as your name appears on the other side of this Note)

C-R-4

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have all or any part of this Note purchased by the Company pursuant to Section 9.01 of the First Supplemental Indenture, check the box:  ☐

If you want to have only part of the Note purchased by the Company pursuant to Section 9.01 of the First Supplemental Indenture, state the amount you elect to have purchased:

$

(minimum denominations of $2,000 and multiples of $1,000)

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

C-R-5

SCHEDULE OF INCREASES OR DECREASES IN NOTE

The initial principal amount of this Note is $[____]. The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of increase in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee

C-R-6

EXHIBIT D

[IF THIS NOTE IS TO BE A GLOBAL SECURITY, INSERT:]

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), OR A NOMINEE OF DTC. THIS NOTE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SHIRE ACQUISITIONS INVESTMENTS IRELAND DAC

3.200% Senior Notes due 2026

Up to $3,000,000,000

CUSIP: 82481L AD1
ISIN: US82481LAD10

No. _______	$_______

SHIRE ACQUISITIONS INVESTMENTS IRELAND DAC, a designated activity company organized and existing under the laws of Ireland (hereinafter called the “Company,” which term includes any successor entity under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________, or its registered assigns, [the principal sum of $ __________]4 on September 23, 2026 (such date is hereinafter referred to as the “Maturity Date”), and to pay interest thereon from September 23, 2016 or from the most recent Interest Payment Date to which interest has

[4]	USE THE FOLLOWING LANGUAGE INSTEAD FOR GLOBAL NOTES: [the principal sum as set forth in the Schedule of Increases or Decreases In Note attached hereto]

been paid or duly provided for, semi-annually in arrears on March 23 and September 23 of each year (each, an “Interest Payment Date”), commencing March 23, 2017, to the Persons in whose names the Notes are registered at the close of business on the March 8 or September 8 (whether or not a Business Day), respectively, immediately prior to each Interest Payment Date (each, a “Record Date”) (provided that the interest due on the Maturity Date or a Redemption Date (in each case, whether or not an Interest Payment Date) of a Note of this series will be paid to the Person to whom principal of such Note is payable), at the rate of 3.200% per annum, until the principal hereof is paid or duly provided for or made available for payment.

The amount of interest payable for any full semi-annual Interest Period will be calculated on the basis of a 360-day year consisting of twelve 30-day months. The amount of interest payable for any period shorter than a full semi-annual Interest Period will be calculated on the basis of a 30-day month and, for any period less than a month, on the basis of the actual number of days elapsed per 30-day month. In the event that any scheduled Interest Payment Date falls on a day that is not a Business Day, then payment of interest payable on such Interest Payment Date will be postponed to the next succeeding day which is a Business Day (and no interest on such payment will accrue for the period from and after such scheduled Interest Payment Date). The term “Business Day” means any calendar day that is not a Saturday, Sunday or a day on which commercial banking institutions are not required to be open for business in the City of New York, New York.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name the relevant Notes, or any predecessor Notes, are registered at the close of business on the Record Date for such Interest Payment Date; provided that the interest due on the Maturity Date or a Redemption Date (in each case, whether or not an Interest Payment Date) of a Note of this series will be paid to the Person to whom principal of such Note is payable.

Payment of the principal of and premium, if any, and interest on, and any Additional Amounts with respect to, this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, which shall initially be the Principal Office of the Trustee located therein, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Person entitled thereto at such address as shall appear in the Security Register or by wire transfer to an account appropriately designated by the Person entitled to payment, provided that the paying agent shall have received written notice of such account designation at least five Business Days prior to the date of such payment (subject to surrender of the relevant Note in the case of a payment of interest on a Redemption Date or the Maturity Date).

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

SHIRE ACQUISITIONS INVESTMENTS IRELAND DAC

Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

Dated: ____________

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee By: Deutsche Bank National Trust Company

By:
Authorized Signatory

REVERSE OF NOTE

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture (the “Base Indenture”), dated as of September 23, 2016, between the Company, Shire plc (“Shire”) and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee), as amended and supplemented by the First Supplemental Indenture, dated as of September 23, 2016, between the Company, Shire and the Trustee (the “First Supplemental Indenture,” and the Base Indenture as supplemented by the First Supplemental Indenture, the “Indenture”), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, Shire and the Trustee and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $3,000,000,000.

All terms used but not defined in this Note that are defined in the Indenture shall have the meaning assigned to them in the Indenture.

Except as otherwise may be specified in the Indenture, at any time and from time to time prior to June 23, 2026, the Company shall have the right to redeem the Notes of this series, in whole or in part, at its option, at a redemption price equal to the greater of:

(i)       100% of the aggregate principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date; and

(ii)       the sum of the present values of the remaining scheduled payments of principal and interest in respect of the Notes to be redeemed from the Redemption Date to, but excluding (in the case of interest), June 23, 2026 (not including any portion of the interest accrued to, but excluding, the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 25 basis points, plus accrued and unpaid interest to, but excluding, the Redemption Date. The Treasury Rate shall be calculated on the third Business Day immediately preceding the Redemption Date.

At any time and from time to time on or after June 23, 2026, the Company shall have the right to redeem the Notes of this series, in whole or in part, at its option, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date.

The term “Optional Redemption Price” means, with respect to any redemption of Notes of this series, the applicable redemption price for such Notes set forth in the preceding two paragraphs; and the term “Redemption Date” means, with respect to any redemption of Notes of this series, the date fixed for such redemption pursuant to the Indenture and the Notes.

D-R-1

The Company shall mail (or otherwise deliver in accordance with the applicable procedures of the Depositary) notice of any redemption to the registered holders of the Notes of this series to be redeemed at least 30 and not more than 60 days prior to the Redemption Date. The Company shall notify the Trustee at least five Business Days prior to mailing such notice to holders. If less than all of the Notes are to be redeemed pursuant to the preceding paragraphs, the Trustee shall select the Notes to be redeemed on a pro rata basis to the extent practicable or, to the extent that selection on a pro rata basis is not practicable for any reason, by such other method as the Trustee shall deem appropriate or as required by the applicable procedures of the Depositary. In the event of partial redemption by lot, the particular Notes to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the Redemption Date by the Trustee from the outstanding Notes not previously called for redemption. The Optional Redemption Price for any Notes of this series to be redeemed shall be paid prior to 12:00 noon, New York City time, on the Redemption Date or at such later time as is then permitted by the rules of the Depositary for the related Notes (if then registered as a Global Note); provided that the Company shall deposit with the Trustee an amount sufficient to pay the Optional Redemption Price for the Notes of this series to be redeemed by 11:00 a.m., New York City time, on the date such Optional Redemption Price is to be paid.

In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof. Except as set forth in the preceding paragraphs and in Article 3 and Section 9.03 of the First Supplemental Indenture, the Company may not redeem the Notes of this series at its option prior to the Maturity Date.

The Notes are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for discharge of the Indenture and defeasance of the obligations of the Company at any time upon compliance by the Company with certain conditions set forth therein, which provisions apply to the Notes of this series.

Upon the occurrence of a Change of Control Triggering Event, the Company shall make a Change of Control Offer in accordance with Section 9.01 of the Supplemental Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and Shire and the rights of the holders of the Notes at any time by the Company, Shire and the Trustee, with the consent of the holders of a majority in the aggregate principal amount of the Notes of all series affected thereby at the time outstanding, voting as a single class. The Indenture also contains provisions permitting the holders of specified percentages in principal amount of the Notes of a series at the time outstanding, on behalf of the holders of all Notes of such series, to waive certain past defaults under the

D-R-2

Indenture and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof, except as provided for in Section 2.04 of the First Supplemental Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

The Company will furnish a copy of the Indenture to any holder upon written request and without charge.

D-R-3

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints

as agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date:__________

Signature:

Signature Guarantee: __________

(Sign exactly as your name appears on the other side of this Note)

D-R-4

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have all or any part of this Note purchased by the Company pursuant to Section 9.01 of the First Supplemental Indenture, check the box:  ☐

If you want to have only part of the Note purchased by the Company pursuant to Section 9.01 of the First Supplemental Indenture, state the amount you elect to have purchased:

$

(minimum denominations of $2,000 and multiples of $1,000)

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

D-R-5

SCHEDULE OF INCREASES OR DECREASES IN NOTE

The initial principal amount of this Note is $[____]. The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of increase in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee

D-R-6